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                                                                   EXHIBIT 10.52



                           Old Gettysburg Associates
                           4718 Old Gettysburg Road
                           Mechanicsburg, Pa  17055

                       Third Addendum To Lease Agreement
                       ---------------------------------


THIS THIRD AMENDMENT (this "Third Amendment") is made as of the 17th day of May, 2001, by and between OLD GETTYSBURG ASSOCIATES, a Pennsylvania general partnership ("Landlord"), and SELECT MEDICAL CORPORATION, a Delaware corporation ("Tenant").



                                  BACKGROUND:
                                  -----------

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated June 15, 1999 (the "Lease"), and the First and Second Amendments pursuant to which Landlord leased to Tenant, and Tenant hired from Landlord, approximately 12,400 rentable square feet of space in the building located at 4718 Old Gettysburg Road, Mechanicsburg, Pennsylvania. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

B.    Tenant and Landlord desire to extend the term of the Lease Agreement.

C. Landlord and Tenant now desire to amend the Lease as hereinafter set forth.


NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

      1.   The Lease Term shall be extended through December 31, 2014.

      2. All other terms and conditions contained in the Lease and not amended hereby remain in full force and effect.
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IN WITNESS WHEREOF, Landlord and Tenant have caused this Third Amendment to be duly executed as of May ___, 2001.

                                   Landlord:

                                   Old Gettysburg Associates
                                   a Pennsylvania general partnership


Witness: Linda F. Kilmore          By: Michael E. Salerno         Date: 5/22/01
        ------------------------      --------------------------       ---------
                                          Michael E. Salerno
                                          Agent for Owner



                                   Tenant:

                                   Select Medical Corporation
                                   a Delaware Corporation


Attest: Michael Tarvin            By:  Scott A. Romberger         Date: 5/17/01
        ------------------------      --------------------------       ---------
           Michael Tarvin                 Scott A. Romberger
           Secretary                      Vice President



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